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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                              ___________________


      Date of Report (date of earliest event reported): November 1, 1995


               NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION
            (Exact name of Registrant as specified in its charter)


                                   Delaware
                (State or other jurisdiction of incorporation)


File #1-4146-1                                                     51-0337491
(Commission File Number)                  (I.R.S. Employer Identification No.)


2850 West Golf Road Rolling Meadows, Illinois                      60008
(Address of principal executive offices)                           (Zip Code)



       Registrant's telephone number, including area code: 708-734-4275
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Matters.

         (a) On November 1, 1995, the Registrant, a wholly owned subsidiary of Navistar Financial Corporation ("NFC"), purchased from NFC an initial pool of retail instalment sale contracts for, and retail loans evidenced by notes secured by, medium and heavy-duty trucks, buses and trailers ("Retail Receivables") with an aggregate outstanding principal balance as of November 1, 1995 of $454,499,683.43 (the "Initial Receivables") and agreed to purchase from NFC additional Retail Receivables with an aggregate outstanding principal balance not to exceed $70,500,316.57 (the "Subsequent Receivables" and, together with the Initial Receivables, the "Receivables"). The purchase price paid by the Registrant to NFC for the Initial Receivables was $454,499,683.43. The Registrant paid a portion of such purchase price from the net cash proceeds of the issuance of the Securities (as described below) and paid a portion of the purchase price with an intercompany advance from NFC.

         The Registrant immediately transferred the Initial Receivables to the Navistar Financial 1995-B Owner Trust (the "Trust"). The Trust issued three classes of notes (the "Notes") and a class of certificates (collectively, the "Securities") backed by the Initial Receivables and any Subsequent Receivables purchased from funds on deposit in the Pre-Funding Account (as defined below). The net cash proceeds of the issuance of the Securities were $523,625,893.59, which, together with a certificate with an initial certificate balance of $185,000, were transferred to the Registrant. Portions of the net cash proceeds were used to pay approximately $450,000 of transaction fees and expenses and to fund a $24,997,482.59 initial deposit into a reserve account (the "Reserve Account") as credit support for the Initial Receivables. In addition, portions of the net cash proceeds were used (i) to establish a pre-funding account (the "Pre-Funding Account") with an initial deposit of $70,500,316.57 to fund the purchase of the Subsequent Receivables and (ii) to fund a $508,924.16 initial deposit into a negative carry account. The balance of the net cash proceeds were paid to NFC as part of the purchase price for the Initial Receivables.

         On November 10, 1995, the Registrant purchased from NFC Subsequent Receivables with an aggregate outstanding principal balance of $70,451,789.39. The purchase price paid by the Registrant to NFC for the Subsequent Receivables was $70,451,789.39. The Registrant paid a portion of the purchase price from the funds on deposit in the Pre-Funding Account and paid a portion of the purchase price with an intercompany advance from NFC. In connection with the purchase of the Subsequent Receivables by the Registrant, the Registrant made a $3,874,848.42 deposit into the Reserve Account from funds on deposit in the Pre-Funding Account as credit support for the Subsequent Receivables. The balance of funds on deposit in the Pre-Funding Account was used to make a partial pre-payment on one of the classes of the Notes.

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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits:

               See attached Exhibit Index.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NAVISTAR FINANCIAL RETAIL
                                       RECEIVABLES CORPORATION

Date: November 30, 1995                  By: /s/ R. Wayne Cain

                                         Name:  R. Wayne Cain
                                         Title: Vice President

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                                 EXHIBIT INDEX

Exhibit No.            Description
-----------            -----------
1.1                    Underwriting Agreement between the Registrant and the
                       Underwriters, dated October 18, 1995

4.1                    Indenture between the Trust and Indenture Trustee, dated
                       November 1, 1995

4.2                    Trust Agreement between the Registrant and the Owner
                       Trustee, dated November 1, 1995

10.1                   Purchase Agreement between NFC and Registrant, dated
                       November 1, 1995

10.2                   Pooling and Servicing Agreement between the Registrant,
                       NFC and the Trust, dated November 1, 1995

10.3                   Custodian Agreement between NFC, as Custodian, and the
                       Registrant, dated November 1, 1995

10.4                   Administration Agreement among NFC (the "Administrator"),
                       the Trust and the Indenture Trustees, dated November 1,
                       1995

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